UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2024
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of WaFd, Inc. (the "Company") was held on February 13, 2024. The four items voted upon by shareholders included 1) the election of three directors for a three-year term; 2) the approval of a non-binding, advisory vote on the compensation of WaFd, Inc. named executive officers; 3) the ratification of the appointment of Deloitte & Touche, LLP as the independent registered public accountants for fiscal 2024; and 4) the approval of a non-binding advisory vote on the frequency of future advisory votes on the compensation of the named executive officers of the Company. The results of the voting were as follows:

	Votes Cast			Votes	Total	Broker
	For	Against		Withheld	Votes Cast	Non-votes
Election of Directors
Three-year term:
Brent J. Beardall	52,381,970	—		1,224,401	53,606,371	4,554,785
Sylvia R. Hampel	52,122,155	—		1,484,216	53,606,371	4,554,785
S. Steven Singh	51,017,028	—		2,589,343	53,606,371	4,554,785

	Votes Cast				Total
	For	Against		Abstained	Votes Cast
Non-binding advisory vote on
executive compensation	50,789,766	2,683,328		133,277	53,606,371
Ratify appointment of
Deloitte & Touche, LLP	57,105,096	1,009,082		46,978	58,161,156

	Votes Cast				Total
	3 Years	2 Years	1 Year	Abstained	Votes Cast
Non-binding advisory vote on
frequency of advisory
votes on exec. compensation	7,674,043	166,599	45,633,095	132,634	53,606,371

Based on the results above, all of the Board of Directors' recommendations were approved by shareholders.

Item 7.01	Regulation FD
The Company is hereby furnishing the slide presentation used in the Annual Meeting of Shareholders. The slide presentation is included as Exhibit 99.1 to this report and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)     The following exhibits are being filed herewith:

99.1	WaFd, Inc. Annual Meeting slide presentation
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 14, 2024	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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